                                                                   EXHIBIT 20.18





            ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                     MONTHLY SERVICER'S CERTIFICATE


       Accounting Date:                                  September 30, 1999
                                              ------------------------------
       Determination Date:                                  October 6, 1999
                                              ------------------------------
       Distribution Date:                                  October 15, 1999
                                              ------------------------------
       Monthly Period Ending:                            September 30, 1999
                                              ------------------------------

       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1997, among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.     Collection Account Summary

       Available Funds:
                   Payments Received                                                     $14,946,158.09
                   Liquidation Proceeds (excluding Purchase Amounts)                      $1,550,290.53
                   Current Monthly Advances                                                  285,976.00
                   Amount of withdrawal, if any, from the Spread Account                          $0.00
                   Monthly Advance Recoveries                                               (232,476.49)
                   Purchase Amounts-Warranty and Administrative Receivables                 ($20,365.40)
                   Purchase Amounts - Liquidated Receivables                                      $0.00
                   Income from investment of funds in Trust Accounts                         $63,338.61
                                                                                   ---------------------
       Total Available Funds                                                                                         $16,592,921.34
                                                                                                            ========================

       Amounts Payable on Distribution Date:
                   Reimbursement of Monthly Advances                                              $0.00
                   Backup Servicer Fee                                                            $0.00
                   Basic Servicing Fee                                                      $393,581.09
                   Trustee and other fees                                                         $0.00
                   Class A-1 Interest Distributable Amount                                       $0.00
                   Class A-2 Interest Distributable Amount                                       $0.00
                   Class A-3 Interest Distributable Amount                                 $479,103.38
                   Class A-4 Interest Distributable Amount                                 $988,125.00
                   Class A-5 Interest Distributable Amount                                 $545,014.58
                   Noteholders' Principal Distributable Amount                           $14,092,915.52
                   Amounts owing and not paid to Security Insurer under
                       Insurance Agreement                                                        $0.00
                   Supplemental Servicing Fees (not otherwise paid to Servicer)                   $0.00
                   Spread Account Deposit                                                    $94,181.76
                                                                                   ---------------------
       Total Amounts Payable on Distribution Date                                                                    $16,592,921.34
                                                                                                            ========================

                                 Page 1 (1997-C)

II.    Available Funds

       Collected Funds (see V)
                      Payments Received                                                   $14,946,158.09
                      Liquidation Proceeds (excluding Purchase Amounts)                    $1,550,290.53             $16,496,448.62
                                                                                   ----------------------

       Purchase Amounts                                                                                                 ($20,365.40)

       Monthly Advances
                      Monthly Advances - current Monthly Period (net)                         $53,499.51
                      Monthly Advances - Outstanding Monthly Advances
                         not otherwise reimbursed to the Servicer                                  $0.00                 $53,499.51
                                                                                   ----------------------

       Income from investment of funds in Trust Accounts                                                                 $63,338.61
                                                                                                              ----------------------

       Available Funds                                                                                               $16,592,921.34
                                                                                                              ======================

III.   Amounts Payable on Distribution Date

             (i)(a)   Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                             $0.00

             (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                              $0.00

             (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to
                      Servicer)                                                                                               $0.00

             (ii)     Accrued and unpaid fees (not otherwise paid by OFL or the
                      Servicer):
                          Owner Trustee                                                            $0.00
                          Administrator                                                            $0.00
                          Indenture Trustee                                                        $0.00
                          Indenture Collateral Agent                                               $0.00
                          Lockbox Bank                                                             $0.00
                          Custodian                                                                $0.00
                          Backup Servicer                                                          $0.00
                          Collateral Agent                                                         $0.00                      $0.00
                                                                                   ----------------------

            (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                              $393,581.09

            (iii)(b)  Supplemental Servicing Fees (not otherwise paid to
                      Servicer)                                                                                               $0.00

            (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks returned for insufficient funds (not otherwise
                      reimbursed to Servicer)                                                                                 $0.00

              (iv)    Class A-1 Interest Distributable Amount                                                                 $0.00
                      Class A-2 Interest Distributable Amount                                                                 $0.00
                      Class A-3 Interest Distributable Amount                                                           $479,103.38
                      Class A-4 Interest Distributable Amount                                                           $988,125.00
                      Class A-5 Interest Distributable Amount                                                           $545,014.58

              (v)     Noteholders' Principal Distributable Amount
                          Payable to Class A-1 Noteholders                                                                    $0.00
                          Payable to Class A-2 Noteholders                                                           $14,092,915.52
                          Payable to Class A-3 Noteholders                                                                    $0.00
                          Payable to Class A-4 Noteholders                                                                    $0.00
                          Payable to Class A-5 Noteholders                                                                    $0.00

             (vii)    Unpaid principal balance of the Class A-1 Notes
                      after deposit to the Note Distribution Account of
                      any funds in the Class A-1 Holdback Subaccount
                      (applies only on the Class A-1 Final Scheduled
                      Distribution Date)                                                                                      $0.00

              (ix)    Amounts owing and not paid to Security Insurer under
                      Insurance Agreement                                                                                     $0.00
                                                                                                              ----------------------

                      Total amounts payable on Distribution Date                                                     $16,498,739.58
                                                                                                              ======================

                                Page 2 (1997-C)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
        Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Class A-1 Maturity Shortfall

        Spread Account deposit:

                      Amount of excess, if any, of Available Funds over total
                      amounts payable (or amount of such excess up to the
                      Spread Account Maximum Amount)                                                                     $94,181.76

        Reserve Account Withdrawal on any Determination Date:

                      Amount of excess, if any, of total amounts payable over
                      Available Funds (excluding amounts payable under item
                      (vii) of Section III)                                                                                   $0.00

                      Amount available for withdrawal from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount), equal to
                      the difference between the amount on deposit in the
                      Reserve Account and the Requisite Reserve Amount (amount
                      on deposit in the Reserve Account calculated taking into
                      account any withdrawals from or deposits to the Reserve
                      Account in respect of transfers of Subsequent
                      Receivables)                                                                                            $0.00

                      (The amount of excess of the total amounts payable
                      (excluding amounts payable under item (vii) of Section
                      III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                      Account.)

                      Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:

                      Amount by which (a) the remaining principal balance of the
                      Class A-1 Notes exceeds (b) Available Funds after payment
                      of amounts set forth in item (v) of Section III                                                         $0.00

                      Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

                      (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                      Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                      Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                    $0.00

        Deficiency Claim Amount:

                      Amount of excess, if any, of total amounts payable over
                      funds available for withdrawal from Reserve Amount, the
                      Class A-1 Holdback Subaccount and Available Funds                                                       $0.00

                      (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback
                      Subaccount)

        Pre-Funding Account Shortfall:

                      Amount of excess, if any, on the Distribution Date on or
                      immediately following the end of the Funding Period, of
                      (a) the sum of the Class A-1 Prepayment Amount, the Class
                      A-2 Prepayment Amount, the Class A-3 Prepayment Amount,
                      the Class A-4 Prepayment Amount, and the Class A-5
                      Prepayment Amount over (b) the amount on deposit in the
                      Pre-Funding Account                                                                                     $0.00

        Class A-1 Maturity Shortfall:

                      Amount of excess, if any, on the Class A-1 Final Scheduled
                      Distribution Date, of (a) the unpaid principal balance of
                      the Class A-1 Notes over (b) the sum of the amounts
                      deposited in the Note Distribution Account under item (v)
                      and (vii) of Section III or pursuant to a withdrawal from
                      the Class A-1 Holdback Subaccount.                                                                      $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)


                                Page 3 (1997-C)

V.    Collected Funds

      Payments Received:
              Supplemental Servicing Fees                                                            $0.00
              Amount allocable to interest                                                    4,644,259.54
              Amount allocable to principal                                                  10,301,898.55
              Amount allocable to Insurance Add-On Amounts                                           $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                                $0.00
                                                                                        -------------------

      Total Payments Received                                                                                        $14,946,158.09

      Liquidation Proceeds:
              Gross amount realized with respect to Liquidated Receivables                    1,583,812.29

              Less: (i) reasonable expenses incurred by Servicer
                 in connection with the collection of such Liquidated
                 Receivables and the repossession and disposition
                 of the related Financed Vehicles and (ii) amounts
                 required to be refunded to Obligors on such Liquidated Receivables             (33,521.76)
                                                                                        -------------------

      Net Liquidation Proceeds                                                                                        $1,550,290.53

      Allocation of Liquidation Proceeds:
              Supplemental Servicing Fees                                                            $0.00
              Amount allocable to interest                                                           $0.00
              Amount allocable to principal                                                          $0.00
              Amount allocable to Insurance Add-On Amounts                                           $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                                $0.00                    $0.00
                                                                                        -------------------       ------------------

      Total Collected Funds                                                                                          $16,496,448.62
                                                                                                                  ==================

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                 $0.00
              Amount allocable to interest                                                           $0.00
              Amount allocable to principal                                                          $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                                $0.00

      Purchase Amounts - Administrative Receivables                                                                     ($20,365.40)
              Amount allocable to interest                                                           $0.00
              Amount allocable to principal                                                    ($20,365.40)
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                                $0.00
                                                                                        -------------------

      Total Purchase Amounts                                                                                            ($20,365.40)
                                                                                                                  ==================

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                      $491,750.06

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
              Payments received from Obligors                                                 ($232,476.49)
              Liquidation Proceeds                                                                   $0.00
              Purchase Amounts - Warranty Receivables                                                $0.00
              Purchase Amounts - Administrative Receivables                                          $0.00
                                                                                        -------------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                       ($232,476.49)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                      ($232,476.49)

      Remaining Outstanding Monthly Advances                                                                            $259,273.57

      Monthly Advances - current Monthly Period                                                                         $285,976.00
                                                                                                                  ------------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                        $545,249.57
                                                                                                                  ==================

                                Page 4 (1997-C)

VIII.  Calculation of Interest and Principal Payments

       A.  Calculation of Principal Distribution Amount

             Payments received allocable to principal                                                                $10,301,898.55
             Aggregate of Principal Balances as of the Accounting Date of all
                Receivables that became Liquidated Receivables
                during the Monthly Period                                                                             $3,811,382.37
             Purchase Amounts - Warranty Receivables allocable to principal                                                   $0.00
             Purchase Amounts - Administrative Receivables allocable to principal                                       ($20,365.40)
             Amounts withdrawn from the Pre-Funding Account                                                                   $0.00
             Cram Down Losses                                                                                                 $0.00
                                                                                                                    ----------------

             Principal Distribution Amount                                                                           $14,092,915.52
                                                                                                                    ================

       B.  Calculation of Class A-1 Interest Distributable Amount

             Class A-1 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-1 Noteholders on such Distribution Date)                          $0.00

             Multiplied by the Class A-1 Interest Rate                                                    5.650%

             Multiplied by actual days in the period, or in the case of the first
                Distribution Date, by 27/360                                                         0.08333333               $0.00
                                                                                              ------------------

             Plus any unpaid Class A-1 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    ----------------

             Class A-1 Interest Distributable Amount                                                                          $0.00
                                                                                                                    ================

       C.  Calculation of Class A-2 Interest Distributable Amount

             Class A-2 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-2 Noteholders on such Distribution Date)                          $0.00

             Multiplied by the Class A-2 Interest Rate                                                    6.050%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360            0.08333333               $0.00
                                                                                              ------------------

             Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    ----------------

             Class A-2 Interest Distributable Amount                                                                          $0.00
                                                                                                                    ================

       D.  Calculation of Class A-3 Interest Distributable Amount

             Class A-3 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-3 Noteholders on such Distribution Date)                 $91,987,849.67

             Multiplied by the Class A-3 Interest Rate                                                    6.250%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360            0.08333333         $479,103.38
                                                                                              ------------------

             Plus any unpaid Class A-3 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    ----------------

             Class A-3 Interest Distributable Amount                                                                    $479,103.38
                                                                                                                    ================

       E.  Calculation of Class A-4 Interest Distributable Amount

             Class A-4 Monthly Interest Distributable Amount:

             Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                of principal to Class A-4 Noteholders on such Distribution Date)                $186,000,000.00

             Multiplied by the Class A-4 Interest Rate                                                    6.375%

             Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360            0.08333333         $988,125.00
                                                                                              ------------------

             Plus any unpaid Class A-4 Interest Carryover Shortfall                                                           $0.00
                                                                                                                    ----------------

             Class A-4 Interest Distributable Amount                                                                    $988,125.00
                                                                                                                    ================


                                Page 5 (1997-C)

     F.  Calculation of Class A-5 Interest Distributable Amount

           Class A-5 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-5 Noteholders on such Distribution Date)              $99,850,000.00

           Multiplied by the Class A-5 Interest Rate                                                 6.550%

           Multiplied by 1/12 or, in the case of the first Distribution Date, by 27/360         0.08333333              $545,014.58
                                                                                            ---------------

           Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                                     ---------------
           Class A-5 Interest Distributable Amount                                                                      $545,014.58
                                                                                                                     ===============


     G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                                   $0.00
           Class A-2 Interest Distributable Amount                                                   $0.00
           Class A-3 Interest Distributable Amount                                             $479,103.38
           Class A-4 Interest Distributable Amount                                             $988,125.00
           Class A-5 Interest Distributable Amount                                             $545,014.58

           Noteholders' Interest Distributable Amount                                                                 $2,012,242.97
                                                                                                                     ===============

     H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                                    $14,092,915.52

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                                  100.00%          $14,092,915.52
                                                                                           ----------------

           Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                     ---------------

           Noteholders' Principal Distributable Amount                                                               $14,092,915.52
                                                                                                                     ===============

     I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance of the Class A-1 Notes is reduced
           to zero)                                                                                                           $0.00
                                                                                                                     ===============

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                   $14,092,915.52
                                                                                                                     ===============

                                Page 6 (1997-C)

 IX.       Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                             $0.00
                                                                                                                   ----------------
                                                                                                                             $0.00
                                                                                                                   ================

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
              Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the
              Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
              of Subsequent Receivables over (ii) $0))                                                                       $0.00

           Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
              Pre-Funding Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                                                $0.00
                                                                                                                   ----------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date                                                                    $0.00
                                                                                           -------------
                                                                                                                             $0.00
                                                                                                                   ================


           B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

           Amount withdrawn from the Pre-Funding Account as a result of the
              Pre-Funded Amount not being reduced to zero on the Distribution
              Date on or immediately preceding the end of the Funding Period
              (December 1997 Distribution Date) or the Pre-Funded Amount being
              reduced to $100,000 or less on any Distribution Date                                                           $0.00

           Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
              Distribution Date)                                                                                             $0.00

           C.  Prepayment Premiums:

           Class A-1 Prepayment Premium                                                                                      $0.00
           Class A-2 Prepayment Premium                                                                                      $0.00
           Class A-3 Prepayment Premium                                                                                      $0.00
           Class A-4 Prepayment Premium                                                                                      $0.00
           Class A-5 Prepayment Premium                                                                                      $0.00

                                 Page 7 (1997-C)


     X.       Reserve Account

              Requisite Reserve Amount:

              Portion of Requisite Reserve Amount calculated with respect to
                 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
                 Notes, Class A-5 Notes,

                           Product of (x)  6.19% (weighted average interest of
                           Class A-1 Interest Rate, Class A-2 Interest Rate,
                           Class A-3 Interest Rate, Class A-4 Interest Rate,
                           Class A-5 Interest Rate (based on outstanding Class
                           A-1, A-2, A-3, A-4, and A-5 principal balance)
                           divided by 360, (y) $0.00 (the Pre-Funded Amount on
                           such Distribution Date) and (z)  0 (the number of
                           days until the August 1997 Distribution Date))                                                    $0.00

                           Less the product of (x) 2.5% divided by 360, (y)
                           $0.00 (the Pre-Funded Amount on such Distribution
                           Date) and (z) 0 (the number of days until the
                           December 1997 Distribution Date)                                                                  $0.00
                                                                                                                 ------------------


              Requisite Reserve Amount                                                                                       $0.00
                                                                                                                 ==================

              Amount on deposit in the Reserve Account (other than the Class A-1
                 Holdback Subaccount) as of the preceding Distribution Date or,
                 in the case of the first Distribution Date, as of the Closing Date                                          $0.00

              Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts
                 withdrawn from the Pre-Funding Account in respect of transfers
                 of Subsequent Receivables)                                                                                  $0.00

              Less: the excess, if any, of the amount on deposit in the Reserve
                 Account (other than the Class A-1 Holdback Subaccount) over the
                 Requisite Reserve Amount (and amount withdrawn from the Reserve
                 Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
                 Indenture Trustee from amounts withdrawn from the Pre-Funding
                 Account in respect of transfers of Subsequent Receivables)                                                  $0.00

              Less: withdrawals from the Reserve Account (other than the Class
                 A-1 Holdback Subaccount) to cover the excess, if any, of total
                 amount payable over Available Funds (see IV above)                                                          $0.00
                                                                                                                 ------------------

              Amount remaining on deposit in the Reserve Account (other than the
                 Class A-1 Holdback Subaccount) after the Distribution Date                                                  $0.00
                                                                                                                 ==================

     XI.      Class A-1 Holdback Subaccount:

              Class A-1 Holdback Amount:

              Class A-1 Holdback Amount as of preceding Distribution Date or the
                 Closing Date, as applicable,                                                                                $0.00

              Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5%
                 of the amount, if any, by which $0 (the Target Original Pool
                 Balance set forth in the Sale and Servicing Agreement) is
                 greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
                 Date or on a Subsequent Transfer Date preceding the Distribution
                 Date))                                                                                                      $0.00

              Less withdrawal, if any, of amount from the Class A-1 Holdback
                 Subaccount to cover a Class A-1 Maturity Shortfall (see IV
                 above)                                                                                                      $0.00

              Less withdrawal, if any, of amount remaining in the Class A-1
                 Holdback Subaccount on the Class A-1 Final Scheduled Maturity
                 Date after giving effect to any payment out of the Class A-1
                 Holdback Subaccount to cover a Class A-1 Maturity Shortfall
                 (amount of withdrawal to be released by the Indenture Trustee)                                              $0.00
                                                                                                                 ------------------

              Class A-1 Holdback Subaccount immediately following the Distribution Date                                      $0.00
                                                                                                                 ==================

                                 Page 8 (1997-C)

    XII.      Calculation of Servicing Fees

              Aggregate Principal Balance as of the first day of the
                Monthly Period                                          $377,837,849.67
              Multiplied by Basic Servicing Fee Rate                               1.25%
              Multiplied by months per year                                   0.0833333
                                                                       -----------------

              Basic Servicing Fee                                                                 $393,581.09

              Less: Backup Servicer Fees (annual rate of 1 bp)                                          $0.00

              Supplemental Servicing Fees                                                               $0.00
                                                                                           -------------------

              Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $393,581.09
                                                                                                                 ==================

    XIII.     Information for Preparation of Statements to Noteholders

              a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                  Class A-1 Notes                                                                            $0.00
                                  Class A-2 Notes                                                                            $0.00
                                  Class A-3 Notes                                                                   $91,987,849.67
                                  Class A-4 Notes                                                                  $186,000,000.00
                                  Class A-5 Notes                                                                   $99,850,000.00

              b. Amount distributed to Noteholders allocable to principal
                                  Class A-1 Notes                                                                            $0.00
                                  Class A-2 Notes                                                                            $0.00
                                  Class A-3 Notes                                                                   $14,092,915.52
                                  Class A-4 Notes                                                                            $0.00
                                  Class A-5 Notes                                                                            $0.00

              c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                  Class A-1 Notes                                                                            $0.00
                                  Class A-2 Notes                                                                            $0.00
                                  Class A-3 Notes                                                                   $77,894,934.15
                                  Class A-4 Notes                                                                  $186,000,000.00
                                  Class A-5 Notes                                                                   $99,850,000.00

              d. Interest distributed to Noteholders
                                  Class A-1 Notes                                                                            $0.00
                                  Class A-2 Notes                                                                            $0.00
                                  Class A-3 Notes                                                                      $479,103.38
                                  Class A-4 Notes                                                                      $988,125.00
                                  Class A-5 Notes                                                                      $545,014.58

              e. 1.  Class A-1 Interest Carryover Shortfall, if any (and change
                     in amount from preceding statement)                                                                    $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any (and change
                     in amount from preceding statement)                                                                    $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any (and change
                     in amount from preceding statement)                                                                    $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any (and change
                     in amount from preceding statement)                                                                    $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any (and change
                     in amount from preceding statement)                                                                    $0.00

              f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                $0.00
                 2.  Class A-1 Holdback Subaccount                                                  $0.00
                 3.  Claim on the Note Policy                                                       $0.00

              g. Remaining Pre-Funded Amount                                                                                $0.00

              h. Remaining Reserve Amount                                                                                   $0.00

              i. Amount on deposit on Class A-1 Holdback Subaccount                                                         $0.00

              j. Prepayment amounts
                     Class A-1 Prepayment Amount                                                                            $0.00
                     Class A-2 Prepayment Amount                                                                            $0.00
                     Class A-3 Prepayment Amount                                                                            $0.00
                     Class A-4 Prepayment Amount                                                                            $0.00
                     Class A-5 Prepayment Amount                                                                            $0.00

              k. Prepayment Premiums
                     Class A-1 Prepayment Premium                                                                           $0.00
                     Class A-2 Prepayment Premium                                                                           $0.00
                     Class A-3 Prepayment Premium                                                                           $0.00
                     Class A-4 Prepayment Premium                                                                           $0.00
                     Class A-5 Prepayment Premium                                                                           $0.00

              l. Total of Basic Servicing Fee, Supplemental Servicing Fees and
                    other fees, if any, paid by the Trustee on behalf of the
                    Trust                                                                                             $393,581.09

              m. Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                                  Class A-1 Notes                                                                      0.00000000
                                  Class A-2 Notes                                                                      0.00000000
                                  Class A-3 Notes                                                                      0.54093704
                                  Class A-4 Notes                                                                      1.00000000
                                  Class A-5 Notes                                                                      1.00000000


                                 Page 9 (1997-C)

   XVI.    Pool Balance and Aggregate Principal Balance

                        Original Pool Balance at beginning of Monthly Period                                    $774,999,997.81
                        Subsequent Receivables                                                                            $0.00
                                                                                                             -------------------
                        Original Pool Balance at end of Monthly Period                                          $774,999,997.81
                                                                                                             ===================

                        Aggregate Principal Balance as of preceding Accounting Date                             $377,837,849.67
                        Aggregate Principal Balance as of current Accounting Date                               $363,744,934.15

           Monthly Period Liquidated Receivables                                      Monthly Period Administrative Receivables

                                    Loan #                 Amount                               Loan #                  Amount
                                    ------                 ------                               ------                  ------
                      see attached listing              3,811,382.37            see attached listing                 (20,365.40)
                                                                                                                          $0.00
                                                                                                                          $0.00
                                                       $3,811,382.37                                                ($20,365.40)
                                                       ==============                                               ============

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                 27,357,452.19

           Aggregate Principal Balance as of the Accounting Date                         $363,744,934.15
                                                                                       ------------------
           Delinquency Ratio                                                                                         7.52105380%
                                                                                                                    ------------

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA FINANCIAL LTD.

                                         By:
                                             ----------------------------------
                                         Name: Scott R. Fjellman
                                               --------------------------------
                                         Title: Vice President / Securitization
                                                -------------------------------


                                Page 10 (1997-C)

                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - C

                            PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999


 I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                       $775,000,000.00

                     AGE OF POOL (IN MONTHS)                                                25

 II.     Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all
            or any portion of a Scheduled Payment as of the Accounting Date                          $27,357,452.19

         Aggregate Principal Balance as of the Accounting Date                                      $363,744,934.15
                                                                                                  ------------------
         Delinquency Ratio                                                                                              7.52105380%
                                                                                                                      ==============
 III.    Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                                  7.52105380%

         Delinquency ratio - preceding Determination Date                                                6.44825441%

         Delinquency ratio - second preceding Determination Date                                         6.51925247%
                                                                                                  ------------------


         Average Delinquency Ratio                                                                                       6.82952023%
                                                                                                                      ==============


 IV.     Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                          $82,500,864.88

         Add:        Sum of Principal Balances (as of the Accounting
                       Date) of Receivables that became Liquidated
                       Receivables during the Monthly Period or that
                       became Purchased Receivables during Monthly
                       Period (if delinquent more than 30 days with
                       respect to any portion of a Scheduled
                       Payment at time of purchase)                                                                   $3,811,382.37
                                                                                                                     ---------------

         Cumulative balance of defaults as of the current Accounting Date                                            $86,312,247.25

                       Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                                      5,439,473.15

                              Percentage of 90+ day delinquencies
                                 applied to defaults                                                         100.00%  $5,439,473.15
                                                                                                  ------------------  --------------

         Cumulative balance of defaults and 90+ day delinquencies as of the
           current Accounting Date                                                                                   $91,751,720.40
                                                                                                                     ===============



  V.     Cumulative Default Rate as a % of Original Principal Balance

         Cumulative Default Rate - current Determination Date                                            11.8389317%

         Cumulative Default Rate - preceding Determination Date                                          11.3726450%

         Cumulative Default Rate - second preceding Determination Date                                   10.9301629%


                                 Page 1 (1997-C)

VI.    Net Loss Rate
       Cumulative net losses as of the preceding Accounting Date                                                     $38,915,791.62

       Add:      Aggregate of Principal Balances as of the Accounting Date
                   (plus accrued and unpaid interest thereon to the end of the
                   Monthly Period) of all Receivables that became Liquidated
                   Receivables or that became Purchased Receivables and that
                   were delinquent more than 30 days with respect to any
                   portion of a Scheduled Payment as of the Accounting Date              $3,811,382.37
                                                                                  ---------------------

                 Liquidation Proceeds received by the Trust                             ($1,550,290.53)               $2,261,091.84
                                                                                  ---------------------       ----------------------

       Cumulative net losses as of the current Accounting Date                                                       $41,176,883.46

                 Sum of Principal Balances (as of the Accounting Date) of 90+
                   day delinquencies                                                     $5,439,473.15

                         Percentage of 90+ day delinquencies applied to losses                   40.00%               $2,175,789.26
                                                                                  ---------------------       ----------------------


       Cumulative net losses and 90+ day delinquencies as of the current
          Accounting Date                                                                                            $43,352,672.72
                                                                                                              ======================

VII.   Cumulative Net Loss Rate as a % of Original Principal Balance

       Cumulative Net Loss Rate - current Determination Date                                                              5.5938933%

       Cumulative Net Loss Rate - preceding Determination Date                                                            5.3123413%

       Cumulative Net Loss Rate - second preceding Determination Date                                                     5.1474233%

VIII.  Classic/Premier Loan Detail

                                                            Classic                       Premier                        Total
                                                            -------                       -------                        -----
       Aggregate Loan Balance, Beginning                $229,016,916.64               $148,820,933.03               $377,837,849.67
         Subsequent deliveries of Receivables                     $0.00                          0.00                          0.00
         Prepayments                                      (2,248,617.12)                (1,726,558.65)                (3,975,175.77)
         Normal loan payments                             (3,555,843.00)                (2,770,879.78)                (6,326,722.78)
         Defaulted Receivables                            (2,570,025.35)                (1,241,357.02)                (3,811,382.37)
         Administrative and Warranty Receivables               4,939.11                     15,426.29                     20,365.40
                                                     -------------------         ---------------------      ------------------------
       Aggregate Loan Balance, Ending                   $220,647,370.28               $143,097,563.87               $363,744,934.15
                                                     ===================         =====================      ========================

       Delinquencies                                     $19,647,234.56                  7,710,217.63                $27,357,452.19
       Recoveries                                         $1,069,271.06                   $481,019.47                 $1,550,290.53
       Net Losses                                          1,500,754.29                    760,337.55                 $2,261,091.84

VIII.  Other Information Provided to FSA

          A.  Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                   $363,744,934.15
              Multiplied by: Credit Enhancement Fee (25 bp's) * (30/360)                       0.0208%
                                                                                 ---------------------
                  Amount due for current period                                                                          $75,780.19
                                                                                                              ======================


          B.  Dollar amount of loans that prepaid during the Monthly Period                                           $3,975,175.77
                                                                                                              ======================

              Percentage of loans that prepaid during the Monthly Period                                                 1.09284705%
                                                                                                              ======================

                                Page 2 (1997-C)

                                                                                            $                                %
IX.     Spread Account Information

        Beginning Balance                                                              $16,448,649.48                    4.52202847%

        Deposit to the Spread Account                                                      $94,181.76                    0.02589225%
        Spread Account Additional Deposit                                                       $0.00                    0.00000000%
        Withdrawal from the Spread Account                                                ($79,170.92)                  -0.02176550%
        Disbursements of Excess                                                        ($1,074,382.37)                  -0.29536696%
        Interest earnings on Spread Account                                                $72,867.44                    0.02003256%
                                                                                    ------------------               ---------------

        Sub-Total                                                                      $15,462,145.39                    4.25082082%
        Spread Account Recourse Reduction Amount                                       $10,000,000.00                    2.74917918%
                                                                                    ------------------               ---------------
        Ending Balance                                                                 $25,462,145.39                    7.00000000%
                                                                                    ==================               ===============


        Specified Balance pursuant to Section 3.03 of the
             Spread Account Agreement among Olympic Financial Ltd.,
             Arcadia Receivables Finance Corp., Financial Security
             Assurance Inc. and Norwest Bank Minnesota, National Association           $25,462,145.39                    7.00000000%
                                                                                    ==================               ===============

X.      Trigger Events

        Cumulative Loss and Default Triggers as of September 1, 1997

                                       Loss                       Default                    Loss Event              Default Event
        Month                       Performance                 Performance                  of Default               of Default
        ----------------------------------------------------------------------------------------------------------------------------
                3                     1.37%                        2.60%                       1.94%                     3.77%
                6                     2.39%                        4.82%                       3.50%                     7.23%
                9                     3.23%                        6.80%                       4.84%                    10.21%
               12                     3.84%                        8.47%                       5.75%                    12.70%
               15                     4.20%                        9.29%                       6.30%                    13.93%
               18                     4.54%                       10.41%                       6.81%                    15.62%
               21                     4.79%                       11.42%                       7.18%                    17.14%
               24                     4.98%                       12.15%                       7.47%                    18.22%
               27                     5.12%                       12.82%                       7.68%                    19.23%
               30                     5.26%                       13.37%                       7.90%                    20.05%
               33                     5.36%                       13.81%                       8.05%                    20.72%
               36                     5.46%                       14.14%                       8.20%                    21.20%
               39                     5.54%                       14.44%                       8.31%                    21.66%
               42                     5.62%                       14.61%                       8.43%                    21.95%
               45                     5.70%                       14.78%                       8.55%                    22.17%
               48                     5.74%                       14.91%                       8.61%                    22.36%
               51                     5.78%                       14.99%                       8.67%                    22.49%
               54                     5.82%                       15.06%                       8.73%                    22.58%
               57                     5.85%                       15.09%                       8.78%                    22.64%
               60                     5.87%                       15.13%                       8.81%                    22.69%
               63                     5.89%                       15.14%                       8.84%                    22.71%
               66                     5.91%                       15.16%                       8.86%                    22.74%
               69                     5.92%                       15.17%                       8.88%                    22.76%
               72                     5.94%                       15.19%                       8.91%                    22.79%
        ----------------------------------------------------------------------------------------------------------------------------

        Average Delinquency Ratio equal to or greater than 6.19%                               Yes________               No___X_____

        Cumulative Default Rate (see above table)                                              Yes________               No___X_____

        Cumulative Net Loss Rate (see above table)                                             Yes________               No___X_____

        Trigger Event that occurred as of a prior Determination Date
           is Deemed Cured as of current Determination Date                                    Yes________               No___X_____

XI.     Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                                       Yes________               No___X_____

        To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________               No___X_____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
           a permanent waiver                                                                  Yes________               No___X_____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.



                                     ARCADIA FINANCIAL LTD.

                                     By:
                                         ---------------------------------------

                                     Name: Scott R. Fjellman
                                           -------------------------------------
                                     Title: Vice President / Securitization
                                            ------------------------------------

                                Page 3 (1997-C)